Financial Instruments	6 Months Ended
Jun. 30, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments
FINANCIAL INSTRUMENTS

Fair values
We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value of hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

The carrying values and estimated fair values of our financial instruments at June 30, 2018 and December 31, 2017 are as follows:

		June 30, 2018		December 31, 2017
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Non-Derivatives:
Cash and cash equivalents	Level 1	375,067	375,067	214,862	214,862
Restricted cash and short-term deposits	Level 1	452,318	452,318	397,815	397,815
Current portion of long-term debt and short-term debt (1)(2)	Level 2	871,507	871,507	1,393,229	1,393,229
Long-term debt - convertible bonds (2)	Level 2	346,698	437,063	340,173	430,361
Long-term debt (2)	Level 2	1,524,963	1,524,963	701,498	701,498

Derivatives:
FLNG derivative (3)(7)	Level 2	203,000	203,000	94,700	94,700
Interest rate swaps asset (3)(4)	Level 2	17,879	17,879	10,166	10,166
Foreign exchange swaps asset (3)	Level 2	35	35	51	51
Foreign exchange swaps liability (3)	Level 2	573	573	223	223
Total return equity swap liability (3)(4)(5)	Level 2	44,516	44,516	40,141	40,141
Earn-Out Units asset (6)	Level 2	2,900	2,900	7,400	7,400

(1) The carrying amounts of our short-term debt approximate their fair values because of the near term maturity of these instruments.
(2) Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table above are gross of the deferred finance charges amounting to $18.5 million and $24.1 million at June 30, 2018 and December 31, 2017, respectively.
(3) Derivative liabilities are captured within other current liabilities and derivative assets are generally captured within other non-current assets on the balance sheet.
(4) The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties.
(5) The fair value of total return equity swaps is calculated using the closing prices of the underlying listed shares, dividends paid since inception and the interest rate charged by the counterparty.
(6) The Earn-Out Units are issuable to Golar in connection with the IDR Reset transaction between Golar and Golar Partners in October 2016.
(7) The fair value of the FLNG derivative was determined using the estimated discounted cash flows of the additional payments due to us as a result of oil prices moving above a contractual oil price floor over the term of the LTA. Significant inputs used in the valuation of the FLNG derivative include management’s estimate of an appropriate discount rate and the length of time to blend the long-term and the short-term oil prices obtained from quoted prices in active markets.

As of June 30, 2018, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Notional value	Maturity dates	Fixed interest rates
Interest rate swaps:
Receiving floating, pay fixed	1,250,000	2018 to 2021	1.13% to 1.94%

The credit exposure of our interest rate and equity swap agreements are represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to the counterparty by offsetting them against amounts that the counterparty owes to us. We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balances of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of June 30, 2018 and December 31, 2017 would be adjusted as detailed in the following table:

	June 30, 2018			December 31, 2017
(in thousands of $)	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
Total asset derivatives	17,879	—	17,879	10,166	—	10,166

The total return equity swap has a credit arrangement that requires us to provide cash collateral equaling 20% of the initial purchase price and to subsequently post additional cash collateral that corresponds to any unrealized loss. As at June 30, 2018, cash collateral amounting to $62.5 million has been provided.